Exhibit 10.28

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Date:	October 9, 2009	Vendor A/P No.
Dept. No

COSTCO WHOLESALE

BASIC VENDOR AGREEMENT

United States (2004)

Factor Nutrition Labs LLC	(“Vendor”) and Costco
Wholesale Corporation (referred to as “Costco Wholesale”) agree that:

A.	Agreement Documents. All sales and deliveries of all merchandise by Vendor to Costco Wholesale (or other purchaser under paragraph C below), and all purchase orders by Costco Wholesale (or other purchaser under paragraph C below) to Vendor, will be covered by and subject to the terms of each of the following documents (collectively the “Agreement Documents”):

●	This Basic Vendor Agreement;

●	The attached Costco Wholesale Standard Terms United States (2004), as they may be amended in writing by Costco Wholesale from time to time (“Standard Terms”); and

●	Each Vendor Purchase Program Agreement, Item Agreement, or any other agreements (such as warehouse displays, promotions or rebates) that have been or will be signed between Vendor and Costco Wholesale.

B.	Inconsistency. The above Agreement Documents collectively are an agreement between us, are part of this Basic Vendor Agreement and are incorporated herein by reference. In case of any inconsistency among any Agreement Documents, the lowest such document in the above list will take priority over any document higher on the list.

C.	Purchaser. Each purchase will be made in the name of “Costco Wholesale,” but may be for the account of its affiliates or licensees.

D.	Insurance. The insurance requirements are set forth in Section 16 of the Standard Terms.

E.	Disputes. Disputes shall be resolved under Sections 20 and 21 of the Standard Terms.

F.	Relationship of the Parties. The relationship between Costco Wholesale and Vendor is that of an independent contractor and Vendor agrees that it has not and shall not hold itself out as, nor shall Vendor be deemed to be, an agent of Costco Wholesale.

G.	Vendor Code of Conduct. Vendor agrees to comply with Costco Wholesale’s Vendor Code of Conduct (December 2003), as it may be amended in writing by Costco Wholesale from time to time.

H.	Other Forms. The Agreement Documents supersede all terms in Vendor’s invoices and other forms, and all prior oral or written communications between us. No party is entering into these Agreement Documents in reliance on any oral or written promises, representations or understandings other than those in the Agreement Documents.

COSTCO WHOLESALE CORPORATION		VENDOR:

By		By	/s/ Annie L Hodgdon
	(Buyer)		(Signature of Owner, Officer or other Authorized Employee)

By			Annie L. Hodgdon Retail Coordinator
	(GMM)		(Print Name and Title

VENDOR PURCHASE PROGRAM AGREEMENT

COSTCO WHOLESALE

Date: 1/25/11 New Vendor: ☐ Yes ☒ No (New vendors must submit a Certificate of Insurance with this form)

Vendor Name: Factor Nutrition Labs LLC BBA Vendor #: 76896 - 00 Department: 93

Contact Name: Jaime Underwood Fed ID # 26-2910274

Phone.... Country code (if necessary): Area code: 207 Prefix: 321 Number: 2350 Extension:

Purchase Order / Correspondence:

Address: 865 Spring St

City: Westbrook State: Maine Zip: 4092

Country: US Email: junderwood@factornutrition.com

Fax.... Country code (if necessary): Area code: 207 Prefix: 321 Number: 2397 Extension:

Fax.... Country code (if necessary): Area code: Prefix: Number: Extension:

Accounts Payable / Remittance:

Name: Jaime Underwood Factor: ☐ Yes ☐ No

Address: 865 Spring St (Yes = remittance is sent to another company)

City: Westbrook State: Maine Zip: 4092

Country: US Email: junderwood@factornutrition.com

Payment, EDI / Extranet:

Payment Method: ☐ On Account ☐ L/C ☒ EFT Home Delivery: ☐ Yes ☐ No

EDI access: ☒ Yes ☐ No Contact: Jaime Underwood

Phone.... Country code (if necessary): Area code: 207 Prefix: 321 Number: 2350 Extension:

Extranet access: ☒ Yes ☐ No Vendor Extranet Administrator Email: junderwood@factornutrition.com

Order Desk Contact:

Name: Jaime Underwood

Phone.... Country code (if necessary): Area code: 207 Prefix: 321 Number: 2350 Extension:

Representative:

Company: inLife Business Development Group

Address: 1605 NW Sammamish Rd Suite 250

City: Issaquah State: WA Zip: 98027

Country: US Email: jwilson@inlifebdg.com

Phone.... Country code (if necessary): Area code: 425 Prefix: 657 Number: 2258 Extension:

Fax.... Country code (if necessary): Area code: 425 Prefix: 657 Number: 2177 Extension:

Terms / Discounts and Logistics Information:

Region: ☒ All US ☐ BA ☐ BD ☐ BO ☐ HF ☐ LA ☐ MW ☐ NE ☐ NW ☐ PR ☐ SD ☐ SE ☐ TX ☐ JP ☐ KO ☐ TW ☐ UK ☐ Other

Vendor minimum order: 1 case Minimum order type (select one): ☐ Cube ☐ Dollars ☐ Masterpack ☐ Pounds ☒ Other case

Payment terms:

[***] % disc. calculated: [***] (G=gross/N=net) inv. if paid within [***] days from ROG (ROG/DOI) final payment due within [***] days

New Warehouse Payment Terms: % ROG (DOI must be approved by Costco VP)

DFI type: % DFI type: % DFI type: %

Chain DFTs: ☐ Yes ☒ No (Only one DFI can be a spoils allowance)

Freight Allowance: PPD % (of inv. subtotal) Freight Allowance: $ Frt Charge: $ per (C=CWT, I=Item)

Freight Terms: (COL = collect, PPD = prepaid, VEN = vendor prepays freight and adds to invoice)

Misc. charge per PO: % Misc. charge per PO: $ Handling Charge per PO: $

Days between receipt of PO and shipment: 10 New Warehouse Allowance: An Additional 30 days 1st order only

For import item, Costco takes possession / ownership in City: State/Province: Country:

For RTV, salvage for credit, and/or destroy for credit transactions, deduct at Net Landed Cost:

Buyer: Date: GMM: Date:

Vendor: [signature] Annie Hodgdon Retail Coordinator Date: 1/25/11

This Agreement incorporates the Costco Wholesale Standard Terms, as they may be amended from time to time, and any applicable signed agreements between us.

Updated 10/01/09

COSTCO

Vendor Purchase Program Agreement

Disposition Information

Vendor Name: Factor Nutrition Labs LLC   BBA Vendor #: 76896 - 00   Department: 93

This Agreement incorporates the Costco Wholesale Standard Terms, as they may be amended from time to time, and any applicable signed agreements between us.

US Costco Locations

DISPOSITION INFORMATION - Mandatory

Credit Option	● Yes ● No OR ● Spoils Allowance
Disposition	DST = Destroy
Effective Date	
Donate to charity when possible	N Y/N

HOLD INFORMATION – Mandatory if "Credit Option"=credit and "Disposition"=Hold

Hold for: ______ E = exchange, I = inspection
Hold at: ______ C = cooler, D = Receiving Dock, F = Freezer, R = RTV Cage

RA INFORMATION – Mandatory if "Credit Option"=credit and "Disposition"=Destroy, Salvage, RTV, or Hold (for Inspection)

RA required	Y Y/N
RA required in writing	Y Y/N
Auto RA (blanket RA)	N Y/N
Blanket RA #	
If YES, it gets updated every	
Get RA Always	Y Y/N
or Over	Units
or Over	$
RA request form	C C = Costco creates, N = Not needed, V = vendor provides form
RA Supplier Contact Name:	Jaime Underwood
Contact Email Address:	junderwood@factornutrition.com
Contact Fax #:	207-321-2397
Contact Phone #:	207-321-2350
Preferred contact method:	Email (Email, Fax or Phone)

RTV INFORMATION

– Mandatory if "Credit Option"=credit and "Disposition"=RTV, or Hold (for inspection)

Return Limits – only one shipment every: ______ D = days, W = weeks, M = months, Y = years

Do not ship unless shipment exceeds: ______ Units
Or exceeds ______ Dollars

BOL – total weight must exceed ______ Pounds / Kilograms

Do not return item, instead return the: ______ (serial #, label, zipper, packaging, etc.) and the: ______

Ship only one item number (SKU) per box: ______ Y/N
Ship only one (quantity) unit per box: ______ Y/N

Select one of the following freight options: COLLECT. Supplier pays freight (supplier selects carrier)

Packing requirements ______
And/or ______ Such as: Don't put
And/or ______ tape on leather coat,
And/or ______ etc.

Ship by carrier: ______ Y/N
If shipment is over: ______ pounds / kilos
Ship via carrier: ______ Acct #: ______
Ship by courier: ______ Y/N
If shipment is over: ______ pounds / kilos
Ship via carrier: ______ Acct #: ______

AK, HI, PR Costco Locations   Other ______

DISPOSITION INFORMATION - Mandatory

Credit Option	● Yes ● No OR ● Spoils Allowance
Disposition	DST = Destroy
Effective Date	
Donate to charity when possible	N Y/N

HOLD INFORMATION – Mandatory if "Credit Option"=credit and "Disposition"=Hold

Hold for: ______ E = exchange, I = inspection
Hold at: ______ C = cooler, D = Receiving Dock, F = Freezer, R = RTV Cage

RA INFORMATION – Mandatory if "Credit Option"=credit and "Disposition"=Destroy, Salvage, RTV, or Hold (for inspection)

RA required	Y Y/N
RA required in writing	Y Y/N
Auto RA (blanket RA)	N Y/N
Blanket RA #	
If YES, it gets updated every	
Get RA Always	Y Y/N
or Over	Units
or Over	$
RA request form	C C = Costco creates, N = Not needed, V = vendor provides form
RA Supplier Contact Name:	Jaime Underwood
Contact Email Address:	junderwood@factornutrition.com
Contact Fax #:	207-321-2397
Contact Phone #:	207-321-2350
Preferred contact method:	Email (Email, Fax or Phone)

RTV INFORMATION

– Mandatory if "Credit Option"=credit and "Disposition"=RTV, or Hold (for inspection)

Return Limits – only one shipment every: ______ D = days, W = weeks, M = months, Y = years

Do not ship unless shipment exceeds: ______ Units
Or exceeds ______ Dollars

BOL – total weight must exceed ______ Pounds / Kilograms

Do not return item, instead return the: ______ (serial #, label, zipper, packaging, etc.) and the: ______

Ship only one item number (SKU) per box: ______ Y/N
Ship only one (quantity) unit per box: ______ Y/N

Select one of the following freight options: COLLECT. Supplier pays freight (supplier selects carrier)

Packing requirements ______
And/or ______ Such as: Don't put
And/or ______ tape on leather coat,
And/or ______ etc.

Ship by carrier: ______ Y/N
If shipment is over: ______ pounds / kilos
Ship via carrier: ______ Acct #: ______
Ship by courier: ______ Y/N
If shipment is over: ______ pounds / kilos
Ship via carrier: ______ Acct #: ______

Vendor Signature: Annie J Hodgdon   Date: 1/25/11

Buyer Signature: ______   Date: ______

Vendor Purchase Program Agreement

Disposition Information.............Continued

Vendor Name: Factor Nutrition Labs LLC BBA Vendor #: 76896 - 00 Department: 93

Costco Locations / Regions served by **RA Contact:** ______

RA Supplier Contact Name: ______
Contact Email Address: ______
Contact Fax #: ______
Contact Phone #: ______
Preferred contact method: ______ (Email, Fax or Phone)

Costco Locations / Regions served by **RA Contact:** ______

RA Supplier Contact Name: ______
Contact Email Address: ______
Contact Fax #: ______
Contact Phone #: ______
Preferred contact method: ______ (Email, Fax or Phone)

Costco Locations / Regions served by **RA Contact:** ______

RA Supplier Contact Name: ______
Contact Email Address: ______
Contact Fax #: ______
Contact Phone #: ______
Preferred contact method: ______ (Email, Fax or Phone)

Costco Locations / Regions served by **RA Contact:** ______

RA Supplier Contact Name: ______
Contact Email Address: ______
Contact Fax #: ______
Contact Phone #: ______
Preferred contact method: ______ (Email, Fax or Phone)

Costco Locations that apply to **Carrier/Courier Info:** ______

Ship by carrier: ______ Y / N
If shipment is over: ______ pounds / kilos
Ship via carrier: ______ Acct #: ______
Ship by courier: ______ Y / N
If shipment is over: ______ pounds / kilos
Ship via carrier: ______ Acct #: ______

Costco Locations that apply to **Carrier/Courier Info:** ______

Ship by carrier: ______ Y / N
If shipment is over: ______ pounds / kilos
Ship via carrier: ______ Acct #: ______
Ship by courier: ______ Y / N
If shipment is over: ______ pounds / kilos
Ship via carrier: ______ Acct #: ______

Costco Locations that apply to **Carrier/Courier Info:** ______

Ship by carrier: ______ Y / N
If shipment is over: ______ pounds / kilos
Ship via carrier: ______ Acct #: ______
Ship by courier: ______ Y / N
If shipment is over: ______ pounds / kilos
Ship via carrier: ______ Acct #: ______

Costco Locations that apply to **Carrier/Courier Info:** ______

Ship by carrier: ______ Y / N
If shipment is over: ______ pounds / kilos
Ship via carrier: ______ Acct #: ______
Ship by courier: ______ Y / N
If shipment is over: ______ pounds / kilos
Ship via carrier: ______ Acct #: ______

Costco Locations / Regions served by **RA Ship To:** ______

RA Ship To Name: ______
Delivery Address: ______
Delivery Address: ______
Delivery Address: ______
City: ______
State/Province: ______ Zip/Pstl: ______ Country: ______

Costco Locations / Regions served by **RA Ship To:** ______

RA Ship To Name: ______
Delivery Address: ______
Delivery Address: ______
Delivery Address: ______
City: ______
State/Province: ______ Zip/Pstl: ______ Country: ______

Costco Locations / Regions served by **RA Ship To:** ______

RA Ship To Name: ______
Delivery Address: ______
Delivery Address: ______
Delivery Address: ______
City: ______
State/Province: ______ Zip/Pstl: ______ Country: ______

Costco Locations / Regions served by **RA Ship To:** ______

RA Ship To Name: ______
Delivery Address: ______
Delivery Address: ______
Delivery Address: ______
City: ______
State/Province: ______ Zip/Pstl: ______ Country: ______

Vendor Signature: Annie J Hedgdon Date: 1/25/11
Buyer Signature: ______ Date: ______

This Agreement incorporates the Costco Wholesale Standard Terms, as they may be amended from time to time, and any applicable signed agreements between us.

Updated 10/01/09

Vendor A/P No. __________________________________________
Date:	Sept. 23, 2009	Dept. No. ____________________________________________________

COSTCO.COM DROP-SHIP VENDOR AGREEMENT

United States (2004)

Factor Nutrition Labs LLC (“Vendor”) and Costco Wholesale Corporation (referred to hereinafter as “costco.com” unless specifically stated otherwise agree that:

1. Agreement Documents. All sales and deliveries of all Merchandise by Vendor to costco.com’s Customers purchased by costco.com from Vendor, and sold through the Internet e-commerce site(s) of costco.com or its Affiliate Purchasers (as defined below), will be covered by and subject to the definitions in the Drop-Ship E-Standard Terms and the terms of each of the following documents (collectively the “Drop-Ship Agreement Documents”):

(a)	This costco.com Drop-Ship Vendor Agreement;

(b)	The attached costco.com Drop-Ship E-Standard Terms (United States 2004), as they may be amended in writing by costco.com from time to time (the “Drop-Ship E-Standard Terms”); and

(c)	Each Vendor Purchase Program Agreement, costco.com E-Item Agreement or any other agreement that has been or will be signed between Vendor and costco.com.

2. Inconsistency. The above Drop-Ship Agreement Documents collectively are an agreement between us, are part of this costco.com Drop-Ship Vendor Agreement and are incorporated herein by reference. In case of any inconsistency among any Drop-Ship Agreement Documents, the lowest such document on the list in Section 1 above will take priority over any document higher on the list.

3. Purchaser. Each purchase will be made in the trade name of “costco.com,” but may be for the account of Costco Wholesale or of its affiliates or licensees that operate online e-commerce sites and for whom Costco Wholesale acts as purchasing agent (“Affiliate Purchasers”).

4. Insurance. Vendor shall comply with the insurance requirements set forth in Section 27 of the Drop-Ship E-Standard Terms.

5. Disputes. Disputes shall be resolved as provided in Sections 32, 33 and 34 of the Drop-Ship E- Standard Terms.

6. Relationship of the Parties. The relationship between costco.com and Vendor is that of an independent contractor and Vendor agrees that it has not and shall not hold itself out as, nor shall Vendor be deemed to be, an agent of costco.com.

7. Assigned Numbers. Vendor acknowledges that the Vendor A/P number and department number referenced on page 1 of this costco.com Drop-Ship Vendor Agreement, as well as any vendor number assigned to Vendor by costco.com, are included for the sole benefit of costco.com and may be changed by costco.com at any time and from time to time. Costco.com will notify Vendor of any such change(s) and Vendor will thereafter use the revised number(s) as and when required by costco.com.

8. Vendor Code of Conduct. Vendor agrees to comply with Costco Wholesale’s Vendor Code of Conduct (December 2003), as it may be amended in writing by Costco Wholesale from time to time.

9. Other Forms. The Agreement Documents supersede all terms in Vendor’s invoices and other forms, and all prior oral or written communications between us. Costco.com shall not be bound by, and specifically objects to, any term, condition or other provision that is different or in addition to the provisions of the Agreement Documents and is offered by Vendor and otherwise appears in any email, invoice, receipt, acceptance, confirmation, correspondence or otherwise, unless costco.com specifically agrees to such provision in a writing signed by costco.com. No party is entering into these Agreement Documents in reliance on any oral or written promises, representations or understandings other than those in the Agreement Documents.

Costco. com :	Vendor:

Costco Wholesale Corporation	Factor Nutrition Labs LLC

Signature of GMM: _____________________________	Signature:	/s/ Annie L Hodgon

Printed Name: _____________________________	Printed Name:	Annie L. Hodgdon

Signature of Buyer: _____________________________	Title:	Retail Coordinator

Printed Name: _____________________________

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